As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

James R. Arnold, President Managed Portfolio Series c/o U.S. Bancorp Fund Services, LLC 777 East Wisconsin Ave, 4th Fl Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(414) 765-6802

Date of fiscal year end:	December 31, 2015

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

Muhlenkamp Fund

Intelligent Investment Management

(Ticker Symbol: MUHLX)

SEMI-ANNUAL REPORT

June 30, 2015

Phone: 1-800-860-3863

E-mail: fund@muhlenkamp.com

Website: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND

July 2015

Fellow Investors:

Economic news and domestic equity markets have been pretty quiet since we last wrote to you in April; (refer to Muhlenkamp Memorandum #114, available on our website). On the domestic economic front the revised numbers for 1st Quarter Gross Domestic Product (GDP) came in at –0.7%, significantly worse than most expected. A number of other economic indicators in April and May also came in somewhat lower than expected. Collectively, these weak economic figures are likely the reason the Federal Reserve did not raise short-term interest rates in June, contrary to what it was indicating in March.

While short-term interest rates in the U.S. have remained low, long-term interest rates have begun to move higher with the yield on U.S. 10-year treasuries moving from roughly 2% at the beginning of the year to 2.4% in early June. Bond prices move opposite the direction of yields, so higher yields mean the price of those bonds has come down. The dollar, which had been very strong relative to most all other currencies, weakened as it became clear the Fed was not raising short-term rates in June. The price of crude oil, which had dropped precipitously from $110 per barrel to a low of $44 per barrel in March, strengthened and is now at about $60 per barrel. Margin debt in stocks, which had plateaued for most of 2015, is once again rising.

Outside the U.S., things have gotten interesting. Greece is on the edge of bankruptcy and its banking system is shut down, yet European and U.S. equity markets haven't reacted much, at least not as of this writing. In late May and early June, long-duration (10-year) European government bond yields rose violently while short-duration bonds remained at negative nominal yields in many countries, an aberration we highlighted at our May 5 seminar. It is not clear what this rapid steepening of the yield curve means; so far, even European equity markets have mostly ignored it. It does have our attention and we continue to work to better understand what is happening and the implications for our investments, if any. In the Far East, the Shanghai stock market, which had been on a tear, rising 150% since January 2014, has dramatically reversed and lost almost 30% in three weeks. In early June, the Chinese government took a number of measures to try to stop the decline in their stock markets. Time will tell.

Airlines, which did very well for us as the price of crude oil declined, have given back some of their gains as crude oil prices have risen and doubts have been raised about pricing discipline in the airline industry. Otherwise, our performance has been driven by individual company performance, not sector trends. We've invested a little bit in the broader European markets on a currency hedged basis* as we believe bond buying by the European Central Bank will drive up European equity markets even though it won't do much for European economies.

MUHLENKAMP FUND

Looking forward, we expect the U.S. economy to grow at approximately 2% as it has for the past several years. We do not see signs that a recession is imminent. We remain of the opinion that higher interest rates would be beneficial for the economy, though we have no opinion regarding when the Federal Reserve might start raising short-term rates. We have harvested a number of the investments we made in years past, and have put a little new money to work in the few companies we think it is profitable to do so.

As always, we thank you for your trust.

Sincerely,

Ron Muhlenkamp, Manager Muhlenkamp & Company, Inc.	Jeff Muhlenkamp, Co-Manager Muhlenkamp & Company, Inc.

These comments are opinions and are not intended to be investment advice or a forecast of future events.

*  Currency hedging is the act of entering into a financial contract in order to protect against changes in currency exchange rates.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Written options have the risks of potential unlimited losses of the underlying holdings due to unanticipated market movements.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 12 for a complete list of Fund holdings.

MUHLENKAMP FUND

Average Annual Total Returns (Unaudited)
as of June 30, 2015

Muhlenkamp Fund	Three Month	Year to Date	One Year	Three Year	Five Year	Ten Year	Fifteen Year	Since Inception*
Return Before Taxes	0.73%	1.85%	–2.18%	13.57%	10.92%	1.88%	5.50%	9.77%
Return After Taxes on Distributions**	0.73%	1.85%	–5.23%	11.57%	9.74%	1.04%	4.85%	9.21%
Return After Taxes on Distributions and Sale of Fund Shares**	0.41%	1.05%	1.24%	10.73%	8.75%	1.59%	4.59%	8.66%
S&P 500***	0.28%	1.23%	7.42%	17.31%	17.34%	7.89%	4.36%	10.18%
Consumer Price Index****	1.07%	1.63%	0.12%	1.31%	1.83%	2.07%	2.19%	2.61%

Performance data quoted, before and after taxes, represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data shown is current to the most recent month end.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

*  Operations commenced on November 1, 1988.

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily how the Fund will perform in the future.

  The calculation for the One Year "Return After Taxes on Distributions and Sale of Fund Shares" assumes the following:

1.  You bought shares of the Fund at the price on June 30, 2014.

2.  You received dividends (and income distributions) at year end, and paid a 23.8% tax on these dividends on the payable date.

3.  You reinvested the rest of the dividend when received, increasing your cost basis for tax purposes.

4.  You sold the entire position on June 30, 2015 and paid tax on ordinary income at a tax rate of 43.4%.

***  The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

****  Consumer Price Index — U.S. CPI Urban Consumer USA (Non-Seasonally Adjusted) Index.

MUHLENKAMP FUND

Returns for Past Ten Years
(Unaudited)

	Total Return %		Cumulative Return %
Year Ending	Muhlenkamp Fund	S&P 500 Index	Muhlenkamp Fund	S&P 500 Index
12/31/05	7.9	4.9	7.9	4.9
12/31/06	4.1	15.8	12.3	21.5
12/31/07	–9.7	5.5	1.4	28.2
12/31/08	–40.4	–37.0	–39.5	–19.3
12/31/09	31.5	26.5	–20.5	2.1
12/31/10	6.1	15.1	–15.6	17.5
12/31/11	–4.7	2.1	–19.6	20.0
12/31/12	12.5	16.0	–9.6	39.2
12/31/13	34.4	32.4	21.6	84.3
12/31/14	0.6	13.7	22.4	109.5
6/30/15(1)	1.9	1.2	24.6	112.1

(1)  Total Return is for the six months ending June 30, 2015.

A Hypothetical $10,000 Investment in the Muhlenkamp Fund
(Unaudited)

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is a widely recognized, unmanaged index of common stock prices. The S&P 500 Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. An investment cannot be made directly in an index. This chart assumes an initial gross investment of $10,000 made on 12/31/04. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

MUHLENKAMP FUND

EXPENSE EXAMPLE
June 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/15 to 6/30/15).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange

MUHLENKAMP FUND

EXPENSE EXAMPLE (Continued)
June 30, 2015 (Unaudited)

fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period 1/1/15 – 6/30/15*
Actual	$1,000.00	$1,018.50	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06

*  Expenses are equal to the Fund's annualized expense ratio 1.21% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period ).

MUHLENKAMP FUND

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2015 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

MUHLENKAMP FUND

STATEMENT OF ASSETS & LIABILITIES
June 30, 2015 (Unaudited)

ASSETS
INVESTMENTS, AT VALUE (Cost $282,754,049)	$378,024,077
RECEIVABLE FOR INVESTMENTS SOLD	21,109,335
DIVIDENDS AND INTEREST RECEIVABLE	121,071
RECEIVABLE FOR FUND SHARES SOLD	5,278
OTHER ASSETS	21,690
Total assets	399,281,451
LIABILITIES
PAYABLE TO ADVISER	335,832
PAYABLE FOR FUND SHARES REDEEMED	177,523
PAYABLE ADMINISTRATION FEES	46,836
PAYABLE TRANSFER AGENT AND ACCOUNTING COSTS	31,163
PAYABLE CUSTODIAN FEES	4,059
ACCRUED EXPENSES AND OTHER LIABILITIES	80,503
Total liabilities	675,916
NET ASSETS	$398,605,535
NET ASSETS
PAID IN CAPITAL	$264,349,701
ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS	(693,337)
ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN ON INVESTMENTS SOLD AND WRITTEN OPTION CONTRACTS EXPIRED OR CLOSED	39,679,143
NET UNREALIZED APPRECIATION ON INVESTMENTS	95,270,028
NET ASSETS	$398,605,535
SHARES OF BENEFICIAL INTEREST OUTSTANDING (unlimited number of shares authorized, with no par value)	6,577,183
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$60.60

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $15,543)		$1,819,629
Interest		1,462
Total investment income		1,821,091
EXPENSES:
Investment advisory fees (See Note 3)	$2,072,430
Transfer agent and accounting costs (See Note 3)	211,588
Administration fees (See Note 3)	141,480
Reports to shareholders	32,735
Federal & state registration fees	15,606
Legal fees	15,591
Custody fees (See Note 3)	13,117
Auditor fees	9,422
Compliance fees (See Note 3)	6,000
Trustees' fees and expenses	5,675
Insurance fees	2,067
Other	2,712
Total operating expense before expense reductions	2,528,423
Expense reductions (see Note 9)	(13,995)
Total expenses		2,514,428
NET INVESTMENT LOSS		(693,337)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments sold	39,062,913
Written option contracts expired or closed	900,627
		39,963,540
Change in unrealized depreciation on:
Investments	(30,902,664)
Written option contracts	(608,004)
		(31,510,668)
Net realized and unrealized gain on investments		8,452,872
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$7,759,535

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment loss	$(693,337)	$(2,123,379)
Net realized gains on investments sold and written option contracts expired or closed	39,963,540	62,355,755
Change in unrealized depreciation on investments and written option contracts	(31,510,668)	(56,605,069)
Net increase in net assets resulting from operations	7,759,535	3,627,307
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,951,894	18,345,584
Dividends reinvested	—	54,878,535
Cost of shares redeemed	(51,458,755)	(71,455,214)
Net increase (decrease) in net assets resulting from capital share transactions	(44,506,861)	1,768,905
DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	—	(58,417,235)
Net decrease in net assets resulting from distributions to shareholders	—	(58,417,235)
TOTAL DECREASE IN NET ASSETS	(36,747,326)	(53,021,023)
NET ASSETS:
Beginning of period	435,352,861	488,373,884
End of period	$398,605,535	$435,352,861
ACCUMULATED NET INVESTMENT LOSS	$(693,337)	$—

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012	2011	2010
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$59.50		$68.03	$52.22	$51.19	$53.80	$50.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)		(0.29)	(0.13)	0.35	0.06	(0.04)
Net realized and unrealized gains (losses) on investments	1.21		0.81	18.10	6.01	(2.61)	3.15
Total from investment operations	1.10		0.52	17.97	6.36	(2.55)	3.11
LESS DISTRIBUTIONS:
From net investment income	—		—	—	(0.35)	(0.06)	—
From realized gains	—		(9.05)	(2.16)	(4.98)	—	—
Total distributions	—		(9.05)	(2.16)	(5.33)	(0.06)	—
NET ASSET VALUE, END OF PERIOD	$60.60		$59.50	$68.03	$52.22	$51.19	$53.80
TOTAL RETURN	1.85	%(1)	0.64%	34.43%	12.52%	–4.74%	6.14%
NET ASSETS, END OF PERIOD (in millions)	$399		$435	$488	$427	$487	$641
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
Excluding expense reductions	1.22	%(2)	1.27%	1.27%	1.26%	1.25%	1.24%
Including expense reductions(3)	1.21	%(2)	1.27%	1.26%	1.26%	1.25%	1.24%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	(0.33	%)(2)	(0.45%)	(0.21%)	0.56%	0.10%	(0.08%)
PORTFOLIO TURNOVER RATE	12.09	%(1)	33.93%	26.21%	38.09%	42.51%	75.49%

(1)  Not Annualized.

(2)  Annualized.

(3)  The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund (See Note 9).

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 84.9%
Aerospace & Defense — 0.3%
Innovative Solutions & Support, Inc. (a)	328,729	$1,084,806
Airlines — 7.8%
Allegiant Travel Company	77,416	13,770,758
Delta Air Lines, Inc.	225,000	9,243,000
Spirit Airlines, Inc. (a)	132,514	8,229,120
		31,242,878
Auto Components — 3.5%
American Axle & Manufacturing Holdings, Inc. (a)	675,000	14,114,250
Banks — 5.2%
JPMorgan Chase & Company	307,000	20,802,320
Biotechnology — 6.1%
Epizyme, Inc. (a)	50,000	1,200,000
Gilead Sciences, Inc.	180,000	21,074,400
MacroGenics, Inc. (a)	50,000	1,898,500
		24,172,900
Capital Markets — 4.9%
Morgan Stanley	300,000	11,637,000
State Street Corporation	100,568	7,743,736
		19,380,736
Chemicals — 4.0%
Celanese Corporation — Series A	223,000	16,029,240
Communications Equipment — 4.0%
Arris Group, Inc. (a)	520,000	15,912,000
Computers & Peripherals — 4.0%
Apple, Inc.	125,730	15,769,685
Consumer Finance — 2.4%
Discover Financial Services	168,000	9,680,160
Electronic Equipment, Instruments & Components — 2.3%
Universal Display Corporation (a)	173,400	8,969,982
Energy Equipment & Services — 2.1%
Baker Hughes, Inc.	68,000	4,195,600
Halliburton Company	100,000	4,307,000
		8,502,600
Health Care Equipment & Supplies — 2.6%
Medtronic plc (b)	138,620	10,271,742
Household Durables — 1.5%
WCI Communities, Inc. (a)	249,200	6,077,988

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 84.9% (Continued)
Insurance — 3.0%
Lincoln National Corporation	200,000	$11,844,000
IT Services — 9.0%
Alliance Data Systems Corporation (a)	100,000	29,194,000
Neustar, Inc. — Class A (a)	235,000	6,864,350
		36,058,350
Oil, Gas & Consumable Fuels — 1.9%
Bellatrix Exploration Ltd. (a)(b)	780,100	1,817,633
Rex Energy Corporation (a)	988,925	5,528,091
Teekay Tankers Ltd. — Class A (b)	40,000	264,400
		7,610,124
Pharmaceuticals — 5.2%
Bristol-Myers Squibb Company	180,000	11,977,200
Teva Pharmaceutical Industries Ltd. — ADR	150,000	8,865,000
		20,842,200
Semiconductors & Semiconductor Equipment — 3.9%
EZchip Semiconductor Ltd. (a)(b)	214,500	3,423,420
ON Semiconductor Corporation (a)	1,040,000	12,157,600
QuickLogic Corporation (a)	70,000	111,300
		15,692,320
Software — 2.5%
Microsoft Corporation	223,000	9,845,450
Specialty Retail — 3.0%
Asbury Automotive Group, Inc. (a)	65,300	5,917,486
Outerwall, Inc.	80,000	6,088,800
		12,006,286
Textiles, Apparel & Luxury Goods — 2.7%
Hanesbrands, Inc.	320,000	10,662,400
Trading Companies & Distributors — 3.0%
Rush Enterprises, Inc. — Class A (a)	379,907	9,957,362
Rush Enterprises, Inc. — Class B (a)	76,407	1,833,768
		11,791,130
Total Common Stocks (Cost $241,580,345)		338,363,547

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
EXCHANGE-TRADED FUNDS — 4.3%
PowerShares Buyback Achievers Portfolio	80,000	$3,888,800
PowerShares Chinese Yuan Dim Sum Bond Portfolio	80,000	1,979,200
WisdomTree Europe Hedged Equity Fund	187,000	11,517,330
Total Exchange-Traded Funds (Cost $18,324,724)		17,385,330
	Contracts (100 Shares Per Contract)
PURCHASED CALL OPTIONS — 0.1%
Annaly Capital Management, Inc. Expiration January 2016, Exercise Price $10.00	1,000	15,000
General Motors Company Expiration January 2016, Exercise Price $35.00	3,000	403,500
Total Purchased Call Options (Cost $992,280)		418,500
	Shares
SHORT-TERM INVESTMENTS — 5.5%
Fidelity Institutional Government Portfolio, 0.01% (c)	21,856,700	21,856,700
Total Short-Term Investments (Cost $21,856,700)		21,856,700
TOTAL INVESTMENTS (Cost $282,754,049) — 94.8%		378,024,077
OTHER ASSETS IN EXCESS OF LIABILITIES — 5.2%		20,581,458
TOTAL NET ASSETS — 100.0%		$398,605,535

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

plc  Public Limited Company

(a)  Non-income producing security.

(b)  Foreign company.

(c)  The rate quoted in the annualized seven-day yield as of June 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended June 30, 2015

1.  ORGANIZATION

Managed Portfolio Series (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Muhlenkamp Fund (the "Fund") is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the "Adviser") to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

a.  Investment Valuations — Following is a description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis. The Fund's investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, Exchange Traded Funds ("ETFs") and real estate investment trusts ("REITS"), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, excluding options, that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's assets and liabilities as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$338,363,547	$—	$—	$338,363,547
Exchange-Traded Funds	17,385,330	—	—	17,385,330
Purchased Call Options	—	418,500	—	418,500
Short-Term Investments	21,856,700	—	—	21,856,700
Total Investments in Securities	$377,605,577	$418,500	$—	$378,024,077

*  Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

The Fund did not have any Level 3 investments during the period. It is the Fund's policy to record transfers at the end of the reporting period. For the six months ended June 30, 2015 there were no transfers between levels.

b.  Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.  Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and regulations.

e.  Federal Taxes — It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2014, or for any other tax years which are open for exam. As of December 31, 2014, open tax years include the tax years ended 2011 through 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year (or twelve months). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund has no examination in progress.

f.  Dividends and Distributions to Shareholders of Beneficial Interest — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

g.  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.  Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

i.  Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund uses purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund writes put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange's clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund's Statement of Assets and Liabilities and Statement of Operations. For the six months ended June 30, 2015 no long options contracts were purchased and written option contracts (4,100 contracts) were opened and $976,086 in premiums were received. See Note 6 for additional disclosures related to transactions in written options.

Statement of Assets and Liabilities

Fair values of derivative instruments as of June 30, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts:
Purchased Call Options	Investments	$418,500	N/A	$—
Total		$418,500		$—

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2015:

	Amount of Realized Gain on Derivatives
Derivatives	Purchased Call Options	Written Call Options	Total
Equity contracts	$—	$900,627	$900,627
Total	$—	$900,627	$900,627
	Change in Unrealized Depreciation on Derivatives
Derivatives	Purchased Call Options	Written Call Options	Total
Equity contracts	$(2,143,600)	$(608,004)	$(2,751,604)
Total	$(2,143,600)	$(608,004)	$(2,751,604)

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Muhlenkamp & Company, Inc. (the "Adviser") to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser receives a fee for investment management. The Adviser charges a management fee equal to 1% per annum of the average daily market value of the Fund's net assets up to $1 billion and 0.90% per annum of those net assets in excess of $1 billion. Under terms of the advisory agreement, which is approved annually, total annual Fund operating expenses cannot under any circumstances exceed 1.50% of the Fund's net assets through July 31, 2016. Should actual expenses incurred ever exceed the 1.50% limitation, such excess expenses shall be reimbursed by the Adviser. The Fund has no obligation to reimburse the Adviser for such payments.

U.S. Bancorp Fund Services, LLC ("USBFS" or the "Administrator") acts as the Fund's Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the "Custodian") serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator performs various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian; coordinates the payment of the Fund's expenses and reviews the Fund's expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agent and accounting costs, custody and chief compliance officer services for the six months ended June 30, 2015 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

4.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit agreement ("LOC") with U.S. Bank, N.A., which expires July 29, 2015, to be used for temporary or emergency purposes, subject to certain restrictions and the rights of setoff on the Fund's assets, primarily for financing redemption payments. Borrowing under the LOC is limited to the lesser of $23 million or 33.33% of the value of unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowing is equal to the Prime Rate (3.25% at June 30, 2015). For the six months ended June 30, 2015, the Fund did not have any borrowing under the LOC. On July 29, 2015, the Fund renewed the LOC. Borrowing under the renewed LOC is limited to the lesser of $20 million or 33.33% of the value of unencumbered assets of the Fund expiring July 28, 2016.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Shares outstanding, beginning of period	7,316,370	7,178,413
Shares sold	114,412	274,432
Dividends reinvested	—	913,272
Shares redeemed	(853,599)	(1,049,747)
Shares outstanding, end of period	6,577,183	7,316,370

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

6.  WRITTEN OPTION CONTRACTS

The number of written option contracts and the premiums received by the Fund during the period ended June 30, 2015, were as follows:

	Number of Contracts	Premium Amount
Options outstanding, beginning of period	4,800	$1,051,504
Options written	4,100	976,086
Options closed	(1,250)	(331,755)
Options exercised	(6,050)	(1,513,438)
Options expired	(1,600)	(182,397)
Options outstanding, end of period	—	$—

See additional disclosures related to transactions in written options at Note 2i.

7.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities and short-term options, for the period ended June 30, 2015, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$46,392,153	$—	$97,280,128

8.  FEDERAL TAX INFORMATION

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryover. As of December 31, 2014, the Fund did not have a capital loss carryover.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$310,597,030
Gross tax unrealized appreciation	$148,884,332
Gross tax unrealized depreciation	(22,996,037)
Net tax unrealized appreciation on investments	$125,888,295
Undistributed ordinary income	$—
Undistributed long term capital gains	—
Total distributable earnings	$—
Other accumulated gains	608,004
Total accumulated gain	$126,496,299

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

The difference between book-basis and tax-basis of investments is attributable primarily to the tax deferral of losses on wash sales.

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Ordinary Income	$—	$—
Long-term capital gain	$—	$58,417,235

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gain to zero for the tax year ended December 31, 2014.

9.  EXPENSE REDUCTIONS

Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the period ended June 30, 2015, the Fund's expenses were reduced $13,995 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2014, resulting in a decrease in the expenses being charged to shareholders.

10.  GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

11.  APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series ("Trust") on May 20-21, 2014, the Trust's Board of Trustees ("Board"), including all of the Trustees who are not "interested persons" of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Trustees"), considered and approved the proposed Investment Advisory Agreement (the "Investment Advisory Agreement") between the Trust and Muhlenkamp & Company, Inc. ("Muhlenkamp") regarding the Muhlenkamp Fund (the "Fund"), a newly organized series of the Trust into which the Muhlenkamp Fund, a series of Wexford Trust ("Former Fund") planned to reorganize, subject to Board and shareholder approval (the "Reorganization").

Prior to the May 20-21, 2014 Board meeting, and at the preceding meeting of the Board held on February 24-25, 2014, the Trustees requested, received and considered information from Muhlenkamp and the Trust's administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement ("Support Materials"). Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement. Muhlenkamp also met with the Trustees and provided further information regarding its proposed services to the Fund, including but not limited to information regarding its overall investment philosophy as well as its investment philosophy with respect to the Fund.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant to such determination, including the following: (1) the nature, extent, and quality of the services that Muhlenkamp will provide to the Fund; (2) the cost of the services to be provided and the profits that Muhlenkamp will realize from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund's benefit; and (5) other financial benefits to Muhlenkamp resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Muhlenkamp's presentation and Support Materials, the Board concluded that the overall arrangements between the Trust and Muhlenkamp, as will be set forth

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

in the Investment Advisory Agreement as it relates to the Fund, are fair and reasonable in light of the services that Muhlenkamp will perform, the investment advisory fees the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees' determination to approve the Investment Advisory Agreement as it relates to the Fund are summarized below.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing of the Fund's assets consistent with the Fund's investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund's portfolio securities; (4) maintaining the required books and records for transactions affected by Muhlenkamp on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered Muhlenkamp's capitalization, its assets under management, the investment performance of composites of accounts that Muhlenkamp advises with similar investment strategies to that of the Fund, as well as the investment performance of the Former Fund. The Trustees noted the investment philosophy of the lead portfolio manager and his significant investment and portfolio management experience dating back to 1977, including the fact that he has managed the Former Fund since its inception in 1988. The Trustees also considered the extent of services that Muhlenkamp provides to shareholders, including the direct communication links with shareholders that Muhlenkamp maintains. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Muhlenkamp proposes to provide to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that the Fund will pay to Muhlenkamp under the Investment Advisory Agreement, as well as Muhlenkamp's profitability analysis (12 month pro-forma) for services that it will render to the Fund. In this regard, the Trustees noted that Muhlenkamp expects to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund. The Trustees noted that although the Fund is expected to have significantly higher asset levels than separately managed accounts that Muhlenkamp advises, the management fees charged to separately managed accounts with similar investment strategies to that of the Fund are lower than the advisory fee for the Fund. They further noted, however, that Muhlenkamp has additional responsibilities with respect to the Fund, including additional regulatory and compliance obligations and the preparation of Board and shareholder materials, that serve to justify a higher fee. In addition, the Trustees

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

considered the high level of contact that Muhlenkamp has with shareholders, including writing articles and providing seminars on various relevant topics, at no charge to shareholders. The Trustees also noted that Muhlenkamp had contractually agreed, for a period of at least one year from the effective date of the Fund's prospectus, to reimburse the Fund for its operating expenses, and to reduce its management fees to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 1.50% of the Fund's average daily net assets. The Trustees concluded that Muhlenkamp's service relationship with the Fund would provide a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered an analysis that the Trust's administrator had prepared comparing the contractual expenses borne by the Fund with those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund's management fee was higher than the average and median management fee reported for the benchmark category. They also noted that the total expenses of the Fund were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, but also took into account the fact that the average net assets of funds comprising the benchmark category were significantly higher than the expected assets of the Fund. The Trustees also considered that net revenues are not expected to increase as a result of the Former Fund joining the Trust. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Muhlenkamp's proposed advisory fee is reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, and, noting that the proposed investment advisory fee for the Fund contains a breakpoint at $1 billion in assets, whether such economies were reflected in the proposed fee schedule. In connection with these deliberations, the Trustees noted that the Fund would realize certain economies of scale relative to the Former Fund as a result of the Reorganization. They also noted that Muhlenkamp anticipates that it will realize certain additional economies of scale if Fund assets should increase materially from current levels, and that the proposed investment advisory fee would share these new economies with shareholders. The Trustees finally noted that an incremental increase in assets from the expected asset level after the Reorganization would most likely not decrease the scope of advisory services that Muhlenkamp would need to provide to the Fund at the present time. The Trustees agreed, however, to reconsider this issue in the future as circumstances change and asset levels increase materially above their current levels.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2015

Other Benefits. The Trustees noted that Muhlenkamp does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the portfolio transactions of the Fund. The Trustees also considered that Muhlenkamp will pay all expenses associated with the formation and Reorganization of the Fund, which is expected to result in a decrease in operating expenses from that of the Former Fund to the benefit of shareholders. The Trustees concluded that Muhlenkamp will not receive any other material financial benefits from services rendered to the Fund.

MUHLENKAMP FUND

ADDITIONAL INFORMATION (Unaudited)
Six Months Ended June 30, 2015

1.  BROKER COMMISSIONS

Some people have asked how much the Muhlenkamp Fund pays in commissions: For the six months ended June 30, 2015, the Fund paid $79,926 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal one cent (1¢) per Fund share and would have increased the operating expense ratio from 1.21% to 1.25%.

2.  QUALIFIED DIVIDEND INCOME PERCENTAGE

The Fund designated 0.00% of dividends declared and paid during the year ended December 31, 2014 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

3.  CORPORATE DIVIDENDS RECEIVED DEDUCTION PERCENTAGE

Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 0.00% of dividends declared and paid during the year ended December 31, 2014 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

4.  SHORT-TERM CAPITAL GAIN

For the year ended December 31, 2014, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k) (2)(C) for the Fund was 0.00%.

5.  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

6.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of

MUHLENKAMP FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)
Six Months Ended June 30, 2015

the filing on the SEC's website at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

INVESTMENT ADVISER

Muhlenkamp & Company, Inc.

5000 Stonewood Drive, Suite 300

Wexford, PA 15090

ADMINISTRATOR, ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

DISTRIBUTOR

Quasar Distributors, LLC

615 E. Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	9/2/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	9/2/15

By (Signature and Title)*	/s/ Brian Wiedmeyer
Brian Wiedmeyer, Treasurer

Date	9/2/15

* Print the name and title of each signing officer under his or her signature.

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